SUP-0164-0616

AB CAP FUND, INC.

AB Asia ex-Japan Equity Portfolio

Supplement dated June 15, 2016 to the Prospectus dated December 3, 2015 (the “Prospectus”), offering Class A, Class C and Advisor Class shares of the AB Asia ex-Japan Equity Portfolio (the “Portfolio”).

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Effective June 15, 2016, the following replaces the first sentence of the third paragraph in the section titled “Additional Information about the Fund’s Risks and Investments—Loans of Portfolio Securities”:

The Fund will invest cash collateral in a money market fund approved by the Fund’s Board of Directors (the “Board”) and expected to be managed by the Adviser.

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This Supplement should be read in conjunction with the Prospectus for the Portfolio.

You should retain this Supplement with your Prospectus for future reference.

The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

SUP-0164-0616